Defined Contribution Plan	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
Defined Contribution Plan
11.	Defined Contribution Plan
The Company established a defined contribution savings plan under Section 401(k) of the Code (the 401(k) Plan). The 401(k) Plan covers substantially all employees who meet minimum age and service requirements and allows participants to defer a portion of their annual compensation on a pre-tax
basis. Matching contributions to the 401(k) plan may be made at the discretion of the Company’s board. During the years ended December 31, 2021, 2020 and 2019, the Company made discretionary contributions of $0.3 million, $0.2 million and $0.2 million, to the 401(k) Plan, respectively.